Exhibit 99.1

INDEPENDENT AUDITOR’S REPORT

To: the Board of Directors of Cimpress N.V.

Our opinion

We have read the proposal for legal merger dated 17 September 2019 of the following companies:

1	Cimpress N.V., based in Dundalk, Ireland (‘the disappearing company’), and
2	Cimpress Limited, based in Dundalk, Ireland (‘the acquiring company’).

We have audited the proposed share exchange ratio and the shareholders’ equity of the company (companies) ceasing to exist as included in the proposal for legal merger.

In our opinion:

1	the proposed share exchange ratio as referred to in Section 2:326 of the Dutch Civil Code, is reasonable; and

2

the shareholders’ equity of the company ceasing to exist, as at the date of its interim financial statements dated 30 June 2019, on the basis of valuation methods generally accepted in the Netherlands, was at least equal to the nominal paid-up amount on the aggregate number of shares to be acquired by its shareholders under the legal merger.

Basis for our opinion

We conducted our audit in accordance with Dutch law, including the Dutch Standards on Auditing. Our responsibilities under those standards are further described in the ‘Our responsibilities for the audit of the proposed share exchange ratio and the shareholders’ equity of the company ceasing to exist’ section of our report.

We are independent of Cimpress N.V. and Cimpress Limited in accordance with the Verordening inzake de onafhankelijkheid van accountants bij assurance-opdrachten (ViO, Code of Ethics for Professional Accountants, a regulation with respect to independence) and other relevant independence regulations in the Netherlands. Furthermore, we have complied with the Verordening gedrags- en beroepsregels accountants (VGBA, Dutch Code of Ethics).

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Restriction on use

This auditor’s report is solely issued in connection with the aforementioned proposal for legal merger and therefore cannot be used for other purposes.

Responsibilities of managements for the proposal for legal merger

Managements are responsible for the preparation of the proposal for legal merger in accordance with Part 7 of Book 2 of the Dutch Civil Code. Furthermore, management of each of the aforementioned companies is responsible for such internal control as management determines is necessary to enable the preparation of the proposal for legal merger that is free from material misstatement, whether due to error or fraud.

As part of the preparation of the proposal for legal merger, managements are responsible for assessing the company’s ability to continue as a going concern. Based on the applicable financial reporting framework(s), managements should prepare the proposal for legal merger using the going concern basis of accounting unless management either intend to liquidate the company or to cease operations, or have no realistic alternative but to do so.

Managements should disclose events and circumstances that may cast significant doubt on the company’s ability to continue as a going concern in the proposal for legal merger.

Our responsibilities for the audit of the proposed share exchange ratio and the shareholders’ equity of the company ceasing to exist

Our objective is to plan and perform the audit engagement in a manner that allows us to obtain sufficient and appropriate audit evidence for our opinion.

Our audit has been performed with a high, but not absolute, level of assurance, which means we may not detect all material errors and fraud during our audit.

Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of this proposal for legal merger. The materiality affects the nature, timing and extent of our audit procedures and the evaluation of the effect of identified misstatements on our opinion.

We have exercised professional judgement and have maintained professional skepticism throughout the audit, in accordance with Dutch Standards on Auditing, ethical requirements and independence requirements.

Our audit included among others

•

identifying and assessing the risks of material misstatement of the proposed share exchange ratio and the shareholders’ equity of the company ceasing to exist, whether due to error or fraud, designing and performing audit procedures responsive to those risks, and obtaining audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control;

•

obtaining an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control,

•	evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by managements;
•

concluding on the appropriateness of management’s use of the going concern basis of accounting, and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the proposal for legal merger or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause a company to cease to continue as a going concern;

•	evaluating the overall presentation, structure and content of the proposal for legal merger, including the disclosures; and
•	evaluating whether the proposal for legal merger represent the underlying transactions and events free from material misstatement.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant findings in internal control that we identify during our audit.

Rotterdam, 17 September 2019

Ernst & Young Accountants LLP

A.A. Kuijpers

ASSURANCE REPORT OF THE INDEPENDENT AUDITOR

To the Board of Directors of Cimpress N.V.

Our opinion

We have examined the statements with respect to the share exchange ratio (“statements”) included in the proposal for legal merger dated 17 September 2019, of the following companies:

1	Cimpress N.V., based in Dundalk, Ireland (‘disappearing company’); and
2	Cimpress Limited, based in Dundalk, Ireland (‘acquiring company’).

In our opinion the statements, included in the notes to the proposal for legal merger, in all material respects, meet the requirements of Section 2:327 of the Dutch Civil Code.

Basis for our opinion

We performed our examination in accordance with Dutch law, including the Dutch standard 3000A, ‘Assurance-opdrachten anders dan het controleren of beoordelen van historische financiële informatie (attest-opdrachten)‘ (Assurance engagements other than audits or reviews of historical financial information (attestation engagements)). This engagement is aimed to obtain reasonable assurance. Our responsibilities in this regard are further described in the ‘Our responsibilities for the examination of the statements’ section of our report.

We are independent of Cimpress N.V. and Cimpress Limited in accordance with the Verordening inzake de onafhankelijkheid van accountants bij assurance-opdrachten (ViO, Code of Ethics for Professional Accountants, a regulation with respect to independence) and other relevant independence regulations in the Netherlands. Furthermore we have complied with the Verordening gedrags- en beroepsregels accountants (VGBA, Dutch Code of Ethics).

We believe that the assurance evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Restriction on use and distribution

Our assurance report is exclusively intended for the managements of the above mentioned companies and the persons as referred to in Section 2:314 subsection 2 of the Dutch Civil Code. It is solely issued in connection with the aforementioned proposal for legal merger and therefore cannot be used for other purposes.

Responsibilities of managements for the statements

The companies’ managements are responsible for the preparation of the statements in accordance with Section 2:237 of the Dutch Civil Code.

Furthermore, management of each of the aforementioned companies is responsible for such internal control as management determines is necessary to enable the preparation of the statements that are free from material misstatement, whether due to fraud or error.

Our responsibilities for the examination of the statements

Our objective is to plan and perform the examination in a manner that allows us to obtain sufficient and appropriate assurance evidence for our opinion.

Our examination has been performed with a high, but not absolute, level of assurance, which means we may not detect all material errors and fraud during our examination.

We apply the ‘Nadere voorschriften kwaliteitssystemen’ (NVKS, regulations for quality management systems) and accordingly maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Our examination included among others:

•

identifying and assessing the risks of material misstatement of the statements, whether due to fraud or error, designing and performing assurance procedures responsive to those risks, and obtaining assurance evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control;
•

obtaining an understanding of internal control relevant to the examination in order to design assurance procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control.

Rotterdam, 17 September 2019

Ernst & Young Accountants LLP

A.A. Kuijpers